UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

CB Financial Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 000-51351

North Carolina	20-2928613
(State of incorporation)	(I.R.S. Employer Identification No.)

3710 Nash Street North Post Office Box 8189 (Zip 27893) Wilson, North Carolina 27896-1120
(Address of principal executive offices)

(252) 243-5588
(Registrant’s telephone number, including area code)

   N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CB FINANCIAL CORPORATION

Item 5.02 Departure of Directors or Certain Officers; Election of Directors

Thomas E. Brown, III has resigned as a director and the Chairman of the Board of the CB Financial Corporation (the “Company”) and its subsidiary, Cornerstone Bank (the “Bank”), as of September 25, 2007 and as more fully described in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference. Mr. Brown’s resignation was not the result of a disagreement with the Board of the Company or Cornerstone Bank or with the management of the Company.

Effective September 25, 2007, the Board of Directors of the Company appointed Rex Williams, a current Bank employee who has previously served as chief financial officer of the Bank on a contract basis, as a director of the Company and the Bank to fill the vacancy created by Mr. Brown’s resignation from the Company and Bank’s Board of Directors. Mr. Williams will serve as a director of the Company and the Bank for the remaining portion of Mr. Brown’s three-year term to expire at the Company’s 2009 annual meeting or until his successor is duly elected and qualified. Mr. Williams has been appointed to serve on the Bank’s Asset/Liability Committee. The Company’s Board may appoint Mr. Williams to serve on other Board committees at a later date.

The Board of Directors of the Company has elected current director John Anthony as the Board’s new Chairman. Mr. Anthony has been a director of the Company since 2005 and a director of the Bank since 2000.

Item 9.01 Financial Statements and Exhibits

This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 5.02, Departure of Directors or Certain Officers; Election of Directors.

(99.1) Press Release of CB Financial Corporation, dated September 26, 2007.

Disclosures About Forward Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s or its subsidiary’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL CORPORATION

Date: September 26, 2007	By:	/s/ Norman B. Osborn
Norman B. Osborn
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company, dated September 26, 2007